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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report)          August 28, 1998
                                              ----------------------------------


                          DISPLAY TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


         Nevada                    0-14427                       33-2286268
-------------------------      ---------------              --------------------
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          File Number)                Identification No.)


5029 Edgewater Drive, Orlando, Florida                      32810
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     (407) 521-7477
                                                  ------------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     At the annual meeting of the Company's shareholders held on October 29, 1998, the Company's shareholders approved Restated Articles of Incorporation of the Company which, among other things, changed the Company's corporate name from "La-Man Corporation" to "Display Technologies, Inc." The Restated Articles of Incorporation were filed in the office of the Nevada Secretary of State on November 2, 1998. A copy of the Restated Articles of Incorporation, as filed with the Nevada Secretary of State, is filed with this Report as Exhibit 3.27.
                                                                 ------------

     At the October 29, 1998 annual meeting of the Company's Board of Directors, the Company's Board of Directors repealed in their entirety the Company's Bylaws and approved and adopted Amended and Restated Bylaws of the Company. A copy of the October 29, 1998 Amended and Restated Bylaws is filed with this Report as
Exhibit 3.28.
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     On November 6, 1998 the Company formed a new wholly-owned Nevada subsidiary under the name La-Man Corporation ("La-Man") and, effective November 9, 1998, capitalized La-Man by contributing all of the Company's filter division assets to La-Man. A copy of the Articles of Incorporation of La-Man is filed with this Report as Exhibit 3.29. A copy of the Bylaws of La-Man is filed with this Report
          ------------
as Exhibit 3.30.
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     Effective September 1, 1998, the Company entered into an Employment
Agreement with Marshall S. Harris providing for the employment of Mr. Harris as Vice President and General Counsel of the Company. A copy of such Employment Agreement was filed with the Company's 1998 Form 10-KSB as Exhibit 10.129. Incident to such Employment Agreement, the Company and Mr. Harris also entered into an Employee Stock Option Agreement, pursuant to which the Company granted to Mr. Harris options to purchase up to 75,000 shares of the Company's common stock at the exercise price of $3.56 per share. A copy of such Employee Stock Option Agreement is filed with this Report as Exhibit 10.130.
                                              --------------

     Effective November 30, 1998, the Company paid a 5% common stock dividend to all holders of record of the Company's common stock as of the close of business on November 16, 1998. The exercise prices and number of the Company's outstanding employee stock options, other stock options and common stock purchase warrants, and the conversion prices of the Company's outstanding convertible debt securities, have been adjusted to reflect the effect of the November 30, 1998 stock dividend.

     A list of the Company's subsidiaries is filed with Report as Exhibit 22.
                                                                  ----------

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

           3.27    Restated Articles of Incorporation of Registrant
           3.28    Amended and Restated Bylaws of Registrant
           3.29    Articles of Incorporation of La-Man Corporation, a Nevada
                   corporation
           3.30    Bylaws of La-Man Corporation
          10.13    Employee Stock Option Agreement dated as of August 28, 1998 between Registrant and Marshall S. Harris
          22       Subsidiaries

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DISPLAY TECHNOLOGIES, INC.
                                        (Registrant)




Date: December 3, 1998                  By:  /s/ Marshall S. Harris
                                           -------------------------------------
                                             Marshall S. Harris
                                             Vice President, Secretary and
                                             General Counsel

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